EXHIBIT 23.3



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into MidAmerican Energy Company's previously filed Registration Statements, File No.'s 2-85102 and 333-15387.



                                                    /s/ ARTHUR ANDERSEN LLP


Chicago, Illinois
March 28, 1997